Exhibit 10.14

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

AMENDMENT NO. 1 TO THE EXCLUSIVE LICENSE AGREEMENT

This Amendment No. 1 to the Exclusive License Agreement (this “Amendment”) is made and entered into, effective as of August 30, 2018 (“Amendment Effective Date”), by and between Memorial Sloan Kettering Cancer Center (“MSK”), a New York not-for-profit corporation with principal offices at 1275 York Avenue, New York, NY 10065, and Atara Biotherapeutics, Inc. (“Licensee”), a corporation with offices at 611 Gateway Blvd, Suite 900, South San Francisco, CA 94080. MSK and Licensee are sometimes referred to singly as “Party” and collectively as “Parties.”

Background

WHEREAS, the Parties have entered into that certain Exclusive License Agreement (the “Agreement”) effective as of June 12, 2015 (the “Effective Date”), pursuant to which MSK has granted to Licensee an exclusive license under certain patents and know how owned or controlled by MSK to develop and commercialize T-cell products specific to CMV, EBV or WT1;

WHEREAS, MSK owns certain additional patents and know-how useful for the discovery and development of such T-cell products for use in the treatment of human disease, and desires to have such patents and know-how utilized in the public interest;

WHEREAS, the Parties desire to amend the Agreement to include such additional patents and know-how under the license granted by MSK to Licensee to develop and commercialize such T-cell products, among other changes set forth in this Amendment; and

WHEREAS, Section 19.7 of the Agreement provides that the Agreement may only be modified by a writing signed by each Party to the Agreement.

NOW, THEREFORE, the Parties desire, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, to amend the Agreement as set forth in this Amendment.

Article 1
DEFINITIONS

1.1Capitalized Terms. Capitalized terms used in this Amendment shall have the meanings set forth in the Agreement unless otherwise defined and set forth in this Amendment. Except as expressly modified by this Amendment, the remainder of the Agreement shall remain in force in accordance with its terms and without any modification.

Article 2
AMENDMENTS

2.1Amendment of Section 1.16. Section 1.16 of the Agreement is hereby amended and restated in its entirety as follows:

1.16  “Licensed Know-How” means all know-how, inventions (whether or not patentable), data, results, protocols, regulatory filings, assays and other information (including the PD1-DNR Know-How) relating to or useful for making, propagating, improving, maintaining and/or using the Licensed products and/or the Library, that are owned or controlled by MSK at any time during the Term of this Agreement, including the Databases, and including the information generally described in the application section of Exhibit A of this Agreement.

2.2Amendment of Section 1.18. Section 1.18 of the Agreement is hereby amended and restated in its entirety as follows:

1.18  “Licensed Product” means:

(a) (i) any T-cell product specific to CMV, EBV, or WT1 made, used, imported, offered for sale, sold, reproduced, performed, displayed, distributed, or otherwise utilized by or on behalf of Licensee, or its sublicensees, that comprises, is based on or is made using Licensed Rights, including any such product that is an EBV Product, CMV Product, WT1 Product and/or Follow-On Product, and (ii) is not an Excluded Product;  or

(b) a PD1-DNR Product.

2.3Addition of New Section 1.34. Article 1 of the Agreement is hereby amended by adding a new Section 1.34 thereto as follows

1.34 “EMA” means the European Medicines Agency or any successor entity thereto.

2.4Addition of New Section 1.35. Article 1 of the Agreement is hereby amended by adding a new Section 1.35 thereto as follows:

1.35 “FDA” means the U.S. Food and Drug Administration or any successor entity.

2.5Addition of New Section 1.36. Article 1 of the Agreement is hereby amended by adding a new Section 1.36 thereto as follows:

1.36 “Initiation” means, with respect to a clinical study, the first dosing of the first human subject in such clinical study.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.6Addition of New Section 1.37. Article 1 of the Agreement is hereby amended by adding a new Section 1.37 thereto as follows:

1.37 “PD1-DNR Know-How” means the know-how, inventions (whether or not patentable, data, results, protocols, regulatory filings, assays and other information that is (a) owned or controlled by MSK as of the Effective Date or during the Term of this Agreement, and (b) necessary for the practice of the inventions claimed in the PD1-DNR Patent Rights, that is set forth on Exhibit A.

2.7Addition of New Section 1.38. Article 1 of the Agreement is hereby amended by adding a new Section 1.38 thereto as follows:

1.38 “PD1-DNR Patent Rights” means:

(a)	The patents and applications listed on Exhibit C(ii) of this Agreement (including any patent applications added to Exhibit C(ii) pursuant to Section 7.1);
(b)

U.S. and ex-U.S. patents that issue from or claim priority to any applications in (a), but not including claims in continuation-in-part applications or patents except to the extent provided in (c) below;

(c)	Claims in continuation-in-part applications or patents described in (b) above to the extent that such claims are entitled to priority to patents or patent applications in (a);
(d)	Any reissues or re-examinations of patents described in (a), (b), or (c) above; and
(e)	Any ex-US applications and patents that are equivalent to any of the foregoing.

2.8Addition of New Section 1.39. Article 1 of the Agreement is hereby amended by adding a new Section 1.39 thereto as follows:

1.39 “PD1-DNR Product” means any [*] made, used, imported, offered for sale, sold, reproduced, performed, displayed, distributed, or otherwise utilized by or on behalf of Licensee, or its sublicensees, that comprises, is based on or is made using PD1-DNR Patent Rights or the PD1-DNR Know-How, including any such product that is [*].

2.9Addition of New Section 1.40. Article 1 of the Agreement is hereby amended by adding a new Section 1.40 thereto as follows:

1.40 “Phase 1 Study” means that portion of the drug development and review process which provides for the initial introduction of an investigational new drug into humans in any country that would satisfy the requirements of 21 C.F.R 312.21(a) (FDCA), as amended from time to time, and the ex-US national equivalent thereof.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.10Addition of New Section 1.41. Article 1 of the Agreement is hereby amended by adding a new Section 1.41 thereto as follows:

1.41 “Pivotal Clinical Trial” means a human clinical trial of a product on a sufficient number of subjects that, prior to commencement of the trial, satisfies both of the following ((a) and (b)):

(a)such trial is designed to establish that such product has an acceptable safety and efficacy profile for its intended use, and to determine warnings, precautions, and adverse reactions that are associated with such product in the dosage range to be prescribed, which trial is intended to support Regulatory Approval of such product, or a similar clinical study prescribed by the FDA or EMA; and

(b)such trial is a registration trial sufficient for filing an application for a Regulatory Approval for such product in the U.S. or another country or some or all of an extra-national territory, as evidenced by (i) an agreement with or statement from the FDA or the EMA on a Special Protocol Assessment or equivalent, or (ii) other guidance or minutes issued by the FDA or EMA, for such registration trial.

2.11Addition of New Section 1.42. Article 1 of the Agreement is hereby amended by adding a new Section 1.42 thereto as follows:

1.42 “Regulatory Approval” means, with respect to a country in the Territory, any and all approvals, licenses, registrations or authorizations of any Regulatory Authority necessary to commercially distribute, sell or market a Licensed Product in such country, including, where applicable, (a) pricing or reimbursement approval in such country, (b) pre- and post-approval marketing authorizations and (c) labeling approval.

2.12Addition of New Section 1.43. Article 1 of the Agreement is hereby amended by adding a new Section 1.43 thereto as follows:

1.43 “Regulatory Authority” means any applicable supra-national, federal, national, regional, state, provincial or local regulatory agencies, departments, bureaus, commissions, councils or other government entities regulating or otherwise exercising authority with respect to the Exploitation of Licensed Products in the Territory, including the FDA and the EMA.

2.13Addition of New Section 1.44. Article 1 of the Agreement is hereby amended by adding a new Section 1.44 thereto as follows:

1.44 “Special Protocol Assessment” means the procedures adopted by the United States Center for Drug Evaluation and Research and the Center for Biologics Evaluation and Research for evaluating issues related to the adequacy of certain proposed studies associated with the development of products in human drug applications as defined in section 735(1) of the Federal Food, Drug, and Cosmetic Act (21 U.S.C. 379g(1)) for products covered by the Prescription Drug User Fee Act of 1992, as further described in section 119(a) of the Food and Drug Administration Modernization Act.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.14Amendment of Section 5.1(d).  Section 5.1(d) of the Agreement is hereby amended and restated in its entirety as follows:

(d) Milestones:

Milestone payments as follows:

(i) The following milestone payments shall be due for a Licensed Product (other than a PD1-DNR Product) for the first indication only. For clarity, one set of milestone payments will be payable for a Licensed Product that is an EBV Product, a second set of milestone payments will be payable for a Licensed Product that is a CMV Product, and a third set of milestones payments will be payable for a Licensed Product that is a WT1 Product:

(A)	[*]
(B)	[*]
(C)	[*]

For clarity, each above milestone payment shall be made only once with respect to any Licensed Product that is an EBV Product, once with respect to any Licensed Product that is a CMV Product, and once with respect to any Licensed Product that is a WT1 Product.

(ii) The following milestone payments shall be due for a PD1-DNR Product for the first indication only. For clarity, one set of milestone payments will be payable for a PD1-DNR Product that [*], a second set of milestone payments will be payable for a PD1-DNR Product that [*], and a third set of milestones payments will be payable for a PD1-DNR Product that [*]:

(A)	[*]
(B)	[*]
(C)	[*]
(D)	[*]
(E)	[*]
(F)	[*]
(G)	[*]
(H)	[*]
(I)	[*]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

For clarity, (1) each above milestone payment shall be made only once with respect to any [*], once with respect to any [*], and once with respect to any [*], and (2) in no event will a PD1-DNR Product for which milestones are payable under this Section 5.1(d)(ii) also be considered a Licensed Product for the purposes of Section 5.1(d)(i).

2.15Addition of new Section 5.1(f).  Article 5 of the Agreement is hereby amended by adding a new Section 5.1(f) thereto as follows:

Avoidance of Double Royalties and Milestones.  Licensee will not be obligated to pay royalties to MSK on any given PD1-DNR Product under both this Agreement and that certain [*], nor shall Licensee be obligated to make milestone payments for the same milestone event for a given PD1-DNR Product under both this Agreement and the [*].  If a PD1-DNR Product for which a royalty is owed to MSK under this Agreement is also by the terms of the [*] royalty bearing under the [*], Licensee shall be required to pay to MSK the [*] of (i) [*], or (ii) [*].  Upon payment of the [*] (i) or (ii) under the relevant agreement, the corresponding royalty under the other agreement shall be deemed to have been paid.  Similarly, if a milestone event triggers a milestone payment under both this Agreement and under the [*], Licensee shall be required to pay MSK the [*] milestone payment, and upon such payment the [*] milestone payment shall be deemed to have been paid.

2.16Amendment of Section 7.2.  Section 7.2 of the Agreement is hereby amended and restated in its entirety as follows:

7.2MSK shall undertake, at Licensee’s expense (as provided below) and using Commercially Reasonable Efforts, and as directed by the IP Committee, to prosecute and maintain the Licensed Patent Rights owned solely by MSK in the United States and in such countries as are determined by MSK upon consultation with Licensee, using counsel of MSK’s choice reasonably acceptable to Licensee. Licensee shall reimburse MSK for the actual Patent Expenses incurred in such prosecution and maintenance of the Licensed Patent Rights, pursuant to invoices showing the actual Patent Expenses incurred which shall include copies of the documentation demonstrating the out-of-pocket expenses. If Licensee advises that it does not wish to pursue or maintain a patent or application, MSK may continue to prosecute and maintain it at its own expense, and such patent or application shall be excluded from the license granted hereunder if MSK does so. However, the same item of Patent Expenses that is reimbursable under more than one of (a) this Agreement, (b) [*], and (c) the [*] Agreement, as amended, shall be reimbursed by Atara to MSK under only one of the agreements, as follows: (i) reimbursement of applicable Patent Expenses will first be made under the [*] Agreement if applicable, (ii) if not reimbursed under the foregoing (a), under the [*] Agreement, if applicable, and (iii) if not reimbursed under the foregoing (a) or (b), under this Agreement, if applicable, unless Licensee advises that it does not wish to pursue or maintain such patent or application under this Agreement, in which case MSK may continue to prosecute and maintain it at its own expense, and such patent or application shall be excluded from the license granted hereunder.

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

2.17Amendment of Exhibit A.  Exhibit A of the Agreement is hereby amended and restated in its entirety in the form attached to this Amendment.

2.18Amendment of Exhibit C.  Exhibit C of the Agreement is hereby amended and restated in its entirety in the form attached to this Amendment.

Article 3
MISCELLANEOUS

3.1No Waiver. Nothing in this Amendment is intended to operate as a waiver of any claims either Party may have against the other Party arising prior to the date of this Amendment, including any claims arising prior to the date of this Amendment with respect to the performance of the Parties under the Agreement. Any delay in enforcing a Party’s rights under this Amendment or the Agreement, or any waiver as to a particular default or other matter, will not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Amendment or the Agreement, except with respect to an express written waiver relating to a particular matter for a particular period of time signed by an authorized representative of the waiving Party, as applicable.

3.2Miscellaneous. This Amendment shall be governed by and interpreted in accordance with the laws of the State of New York, U.S.A., without reference to the principles of conflicts of laws, except that questions affecting the construction and effect of any patent shall be determined by the law of the country in which the patent was filed or granted. Except as specifically amended by this Amendment, the terms and conditions of the Agreement shall remain in full force and effect. This Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Except to the extent expressly provided herein, the Agreement, as amended by this Amendment, including all appendices, exhibits and schedules to each of the foregoing, constitute the entire agreement between the Parties relating to the subject matter of the Agreement and supersedes all previous oral and written communications, including all previous agreements, between the Parties.

[Remainder of Page Intentionally Left Blank]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

IN WITNESS WHEREOF, MSK and Licensee have executed this Amendment by their respective officers hereunto duly authorized, on the day and year hereinafter written. The Parties acknowledge and agree that the signature date may not be the Amendment Effective Date.

MEMORIAL SLOAN KETTERING CANCER CENTER

By:	/s/ Gregory Raskin, M.D.
Name:	Gregory Raskin, M.D.
Title:	Vice President, Technology Development

ATARA BIOTHERAPEUTICS, INC.

By:	/s/ Isaac Ciechanover
Name:	Isaac Ciechanover
Title:	CEO and President

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit A

Licensed Tangible Materials and Licensed Know How

Licensed Tangible Materials.

[*]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Licensed Know-How.

[*]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.

Exhibit C

Licensed Patent Rights

(i)

[*]

(ii) PD1-DNR Patent Rights

[*]

[ * ] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended.